SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 20, 2006

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Date of Report (Date of earliest event reported)

WATAIRE INTERNATIONAL, INC.

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(Exact name of registrant as specified in its charter)

WASHINGTON                                   91-2060082

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(State of incorporation                   (I.R.S. Employer

or organization)                          Identification No.)

SEC File No.  000-49955

#300, Warner Center, 21550 Oxnard Street

Woodland Hills, California                   91367

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(Address of principal executive offices)  (Zip Code)

877-602-8985

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Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTOR

On December 20, 2006, Wataire International received and accepted the resignation of Mark Miziolek as director of the Company.  Mr. Miziolek had been a director of the Company since July 27, 2006 and his resignation was a result of other work-related commitments leaving him unable to provide his services.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATAIRE INTERNATIONAL, INC.

DATE:   December 21, 2006

By:  /s/ ROBERT ROSNER

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ROBERT ROSNER

President, Director